Universal Technical Institute, Inc. Q4 2023 Investor Presentation November 15, 2023

Investor Presentation 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. These statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Discussions containing these forward-looking statements may be found, among other places, in the Sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and certain of our current reports on Form 8-K, as well as any amendments thereto, filed with the Securities and Exchange Commission (the “SEC”). In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business or key markets; cost synergies, growth opportunities and other potential financial and operating benefits; future growth and revenues; future economic conditions and performance; anticipated performance of curriculum; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, and all other statements that are not statements of historical fact are forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated or implied in our forward-looking statements due to a number of factors, including, but not limited to, those set forth under the section entitled “Risk Factors” in our filings with the SEC. Factors that might cause such a difference include, but are not limited to, failure of our schools to comply with the extensive regulatory requirements for school operations; our failure to maintain eligibility for federal student financial assistance funds; the effect of current and future Title IV Program regulations arising out of negotiated rulemakings, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; the effect of future legislative or regulatory initiatives related to veterans’ benefit programs; continued Congressional examination of the for-profit education sector; our failure to maintain eligibility for or the ability to process federal student financial assistance; regulatory investigations of, or actions commenced against, us or other companies in our industry; changes in the state regulatory environment or budgetary constraints; our failure to execute on our growth and diversification strategy; our failure to realize the expected benefits of our acquisitions, or our failure to successfully integrate our acquisitions; our failure to improve underutilized capacity at certain of our campuses; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; our failure to maintain and expand existing industry relationships and develop new industry relationships; our ability to update and expand the content of existing programs and develop and integrate new programs in a timely and cost-effective manner while maintaining positive student outcomes; a loss of our senior management or other key employees; failure to comply with the restrictive covenants and our ability to pay the amounts when due under the Credit Agreement; the effect of our principal stockholder owning a significant percentage of our capital stock, and thus being able to influence certain corporate matters and the potential in the future to gain substantial control over our company; the impact of certain holders of our Series A Preferred Stock owning a significant percentage of our capital stock, their ability to influence and control certain corporate matters and the potential for future dilution to holders of our common stock; the effect of public health pandemics, epidemics or outbreak, including COVID-19, and other risks that are described from time to time in our filings with the SEC. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements. Neither we nor any other person makes any representation as to the accuracy or completeness of these forward-looking statements and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties, and by us, relating to market size and growth and other data about our industry and our business. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Investor Presentation 3 Leading Workplace Solutions Education Provider 20k+ Active Students 4 / 5 Grads Employed Within 1 Year1 35+ Program Offerings HealthcareTransportation and Skilled Trades $705-715M 2024 Revenue guidance* $98-102M 2024 Adj. EBITDA guidance* Addressing Skills Gaps Through 2 In-Demand Industry Segments 33 Campuses Nationwide Strong Financial Outlook 1 On average, across 35+ programs and 33 campuses nationwide. Employment rates may vary significantly by program and by campus. See slides 17 and 18 of this presentation as well as UTI.edu/disclosures and the individual campus pages on Concorde.edu for additional information. * See slide 14 for additional details.

Investor Presentation 4 High-quality, state-of-the- industry technical and healthcare training facilities supporting successful student outcomes

# Diversified Platform of In-Demand Programs

Investor Presentation

## UNIVERSAL TECHNICAL INSTITUTE

Example Programs

- Auto/Diesel/Motorcycle/Marine Technician
- Welding
- Energy Technology and Wind Power
- Aviation Maintenance, Airframe and Powerplant
- Robotics and Automation







- Fiscal 2023 Revenue = $429M
- ~15k Students
- 15+ programs across Transportation, Energy, & Skilled Trades
- 16 Campuses in 9 States
- In-person and Hybrid/Blended formats

## CONCORDE

Example Programs

- Dental Hygienist/Assistant
- Medical Assistant
- Practical/Vocational/Registered Nursing
- Healthcare Administration
- Respiratory Therapy







- Fiscal 2023 Revenue[1] = $178M
- ~8k Students
- 20+ programs in Dental, Allied Health, Nursing, Patient Care and Diagnostics
- 17 Campuses in 8 States
- In-person, Hybrid/Blended, and Fully Online formats

Note: Data as of 9/30/2023; See appendix for more details by segment

[1] Concorde revenue is for the 10-month post-acquisition period of 12/1/22-09/30/23

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Investor Presentation 6 Proven education and employment model reflected in consistently strong graduation and in-field employment rates1, and deep partnerships with leading industry participants and employers Successful transformation efforts driving diversified revenue growth, enhanced margin profile and strong organic cashflow Healthy balance sheet and disciplined investment plan to support inorganic and organic investments, take advantage of growing addressable markets, and drive shareholder value A leading platform in critical, in-demand markets delivered through in-person, hybrid, and online formats Compelling Long-Term Investment Thesis 1 Per recent years’ accreditor reporting results. See slides 17-18 in this presentation as well as UTI.edu/disclosures and the individual campus pages on Concorde.edu for additional information.

Investor Presentation 7 Marketing and Admissions Optimization Increased high school and local emphasis New Programs and Curriculum Multiple program expansions, MSATs, On-Base Military Programs, Electric Vehicle Curriculum Real Estate Rationalization $15M+ run-rate EBITDA benefit Blended Learning Acceleration and enhancement New Campuses Bloomfield, NJ 2018; Austin, TX 2022; Miramar, FL 2022 Universal Technical Institute’s Transformation Journey Note: FY24 outlook aligns to midpoints of Company guidance 1 Beginning with fiscal 2023, adjusted EBITDA excluded stock-based compensation. Prior years have been revised for comparison. Refer to definition and reconciliation outlined in the appendix as a Non-GAAP measure Revenue ($M) Adj. EBITDA1 ($M) Acquisitions MIAT (FY2022), Concorde (FY2023) $317.0 $331.5 $300.8 $335.1 $418.8 $607.4 $710.0 ($6.0) $18.4 $16.0 $34.2 $60.2 $64.2 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2018 2019 2020 2021 2022 2023 2024

Investor Presentation 8 0% 5% 10% 15% 20% 25% 30% JO B G R O W TH 2 02 2- 20 32 ANNUAL JOB OPENINGS 2022-2032 In-Demand Offerings Across Transportation, Skilled Trades, and Healthcare 50% Nursing Dental Hygienists & Assistants Physical and Occupational Therapy Assistants Healthcare Administration Medical Assistants H ea lth ca re P ro gr am O ffe rin gs Tr an sp or ta tio n, E ne rg y, & Sk ille d Tr ad e Pr og ra m O ffe rin gs Wind Turbine Service Technicians Aircraft Mechanics & Technicians Welding HVACR Mechanics & Installers Auto Body Repairers Auto/Diesel Technicians Note: Projections as per the Occupational Outlook Handbook published by the U.S. Bureau of Labor Statistics www.bls.gov, September 2023. Job openings include those due to net employment changes and net replacements.

# Healthcare Platform & Program Expansions Accelerating Growth and Diversification

Investor Presentation

## Diversified Revenue Mix

UTI


$419M

FY2022

UTI + Concorde


$710M

FY2024 Outlook

- Transportation
- Skilled Trades
- B2B
- Healthcare

## Expanded Student Demographics

UTI


14,380

FY2022

UTI + Concorde


25,000

FY2024 Outlook

- Male
- Female

Note: FY24 outlook aligns to midpoint of Company's guidance

## Healthcare Value Proposition

Overall employment in healthcare occupations is expected to result in almost 2 million new jobs annually from 2022-2032[1], driven by an aging workforce and an increasing demand for healthcare services

Healthcare support occupations are projected to grow the fastest of all occupational groups, at 15.4% from 2022 to 2032[2]

Demand is much greater for all healthcare occupations than the number of people available to fill the positions[3]

[1] U.S. Bureau of Labor Statistics "Occupational Outlook Handbook" September 6, 2023
[2] U.S. Bureau of Labor Statistics "Employment Projections: 2022-2032 Summary" September 6, 2023
[3] "Demand is high for healthcare workers while labor numbers stagnate" Healthcare Finance, May 12, 2021

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# Maximizing Program Expansion Opportunities

Investor Presentation

Leveraging recent acquisitions and optimized real estate footprint to drive growth through new program offerings within existing campuses.


UTI Campuses
Concorde Campuses
UTI & Concorde Campuses

**Announced UTI Program Expansions ★**

| Program | Campus |
|---|---|
| Aviation | Avondale, AZ |
| | Long Beach, CA |
| | Miramar, FL* |
| HVACR | Austin, TX |
| | Avondale, AZ* |
| | Bloomfield, NJ* |
| | Long Beach, CA* |
| | Mooresville, NC |
| | Sacramento, CA* |
| Industrial Maintenance | Lisle, IL |
| | Rancho Cucamonga, CA |
| Robotics & Automation | Exton, PA |
| | Lisle, IL |
| | Mooresville, NC |
| | Rancho Cucamonga, CA |
| Welding | Sacramento, CA |
| Wind Energy | Lisle, IL |
| | Rancho Cucamonga, CA |

**Announced Concorde Program Expansions ★**

| Program | Campus |
|---|---|
| Cardiovascular Sonography | Orlando, FL |
| | San Bernadino, CA* |
| Dental Hygiene | Jacksonville, FL* |
| | Miramar, FL* |
| | Portland, OR* |
| Diagnostic Medical Sonography | Orlando, FL* |
| Respiratory Therapy | Online |

* Program not yet open at this location; some still pending regulatory approvals

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Investor Presentation 11 Disciplined Execution Driving Sustainable Growth 1 Adjusted EBITDA, which excludes stock-based compensation beginning with fiscal 2023; FY2022 has been updated above to reflect this change. Refer to definition and reconciliation outlined in the appendix as a Non-GAAP measure. 30% Revenue CAGR Note: FY24 outlook aligns to midpoint of Company’s guidance New Campuses & Program Expansions Concorde Full Year UTI Organic UTI Organic Concorde Organic New Campuses & Program Expansions

$710M FY 2024 FY 2025+ Future Strategic Initiatives Provide Opportunity For Continued Accelerated Growth Investor Presentation 12 Acquisitions Strategic and disciplined opportunities New Campus Additions Leverage blended learning and refined program mix formats to expand geographic footprint Program Expansions Acquired MIAT and Concorde programs provide more expansion opportunities New Program Offerings Acquisitions and new program development efforts provide future opportunities Baseline Business Growth Continued go-to-market and business model optimization to drive organic growth Future Incremental Opportunities1 Note: FY24 revenue outlook aligns to midpoint of Company’s guidance 1 Represents yet-to-be-determined future potential growth opportunities. No definitive plans have been announced at this time.

13 Business Outlook Fiscal 2024 Guidance

Investor Presentation 14 Fiscal 2024 Guidance $ millions except EPS 1 Beginning in FY23 Adj EBITDA excludes stock-based compensation; prior years updated for comparison 2 Beginning in FY23, Net Income and EPS impacted by a significant effective tax rate increase due to the valuation allowance reversal in FY2022, increased interest expense, and higher D&A * Based on current outlook; Note for detailed reconciliations of Non-GAAP measures see the Appendix

Investor Presentation 15 FY2023 - FY2024* Performance Bridges Note: Bridges are intended to provide indicative year-over-year impacts only and are not necessarily to scale * Fiscal 2024 figures represent the mid-points of the Company’s guidance ranges For detailed reconciliations of Non-GAAP measures, see the Appendix

16 Appendix

# Universal Technical Institute Overview

Investor Presentation

A leading provider of transportation, energy and skilled trades technical training, driven to change the world one life at a time by helping people achieve their dreams.

| Summary Statistics | |
|---|---|
| Founded | 1965 |
| Revenue[1] | $429M |
| Adj. EBITDA[1] | $85M |
| Adj. EBITDA Margin[1] | 19.7% |
| Locations | 16 Campuses in 9 States |

| Key Metrics | |
|---|---|
| Enrollment | ~15K Students |
| Cohort Default Rate[2] | 0% |
| 90/10 Ratio[2] | ~64% |
| Graduation Rate[3] | ~65% |
| Employment Rate[3] | ~80% |


UNIVERSAL
TECHNICAL
INSTITUTE

Business Overview

- 15+ programs for in-demand fields across transportation and skilled trades
- Program Mix (2023 Revenue):
  - Auto/Diesel 73%, Other Transportation 12%, Welding 8%, Other Skilled Trades 3%, and Industry Training 4%
- Current expansion plans for 18 programs[4] into existing campuses beginning FY23 including Aviation, Wind Energy, Robotics, HVACR, Welding, and Industrial Maintenance. More may follow.

Composite Score: Calculated and reported only at an enterprise level. Projected score as of 9/30/23 is 1.6.

## Mission Statement

To serve our students, partners, and communities by providing quality education and support services for in-demand careers.

[1] As of September 30, 2023; Beginning in fiscal 2023 Company reports Adjusted EBITDA excluding stock-based compensation.
[2] Based on most recent reporting periods. Ratios represent averages across UTI's 4 OPEIDs, though individual program results may vary significantly from the mean. Note that due to the COVID-19 pandemic, ED paused all loan payments from March 13, 2020, through September 30, 2023. This has significantly decreased the default rates starting with the 2019 Cohort and resulted in 0% for the 2020 Cohort.
[3] Aggregated rates based on reporting in the ACCSC 2023 annual reports. Each of the ACCSC program outcomes is evaluated individually. The ACCSC reports exclude graduates from the employment rate calculation who were not available for employment because of continuing education, military service, health, incarceration, death or international student status. See UTI.edu/disclosures for further information.
[4] Some still pending regulatory approval

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Investor Presentation 18 Business Overview • 20+ programs for in-demand healthcare professional degrees and certifications • Program Mix (2023 Revenue): – Dental 29%, Allied Health 26%, Patient Care 21%, Nursing 17%, and Diagnostic 8% • Expanding new programs into existing campuses in Fiscal 2024 including Dental Hygiene, Cardiovascular Sonography, & Diagnostic Medical Sonography, in addition to launching select online programs. Healthcare education provider focused on preparing America’s next generation of healthcare professionals for rewarding careers in areas such as nursing, dental, patient care, and allied health. 1 As of September 30, 2023, for the 10-month post-acquisition period of 12/1/22-09/30/23 2 Based on most recent reporting periods and represent approximate averages across Concorde’s 12 OPEIDs, though individual program results may vary significantly from the mean. 90/10 Title IV metric ranges from 63% to 86%. Note that due to the COVID-19 pandemic, ED paused all loan payments from March 13, 2020, through September 30, 2023. This has significantly decreased the default rates starting with the 2019 Cohort and resulted in 0% for the 2020 Cohort. 3 Aggregated rates for the 14 campuses accredited by ACCSC based on reporting in the ACCSC 2023 annual reports and excludes the two campuses not accredited by ACCSC. Each of the ACCSC program outcomes is evaluated individually. The ACCSC reports exclude graduates from the employment rate calculation who were not available for employment because of continuing education, military service, health, incarceration, death or international student status. See disclosures on the individual campus pages on Concorde.edu for additional information. Mission Statement To prepare committed students for successful employment in a rewarding health care profession through high-caliber training, real world experience and student-centered support. . Summary Statistics Founded 1968 Revenue1 $178M Adj. EBITDA1 $16M Adj. EBITDA Margin1 $9.1% Locations 17 Campuses in 8 States Key Metrics Enrollment ~8K Students Cohort Default Rate2 0% 90/10 Ratio2 ~72% Graduation Rate3 ~71% Employment Rate3 ~86% Concorde Career Colleges Overview Composite Score: Calculated and reported only at an enterprise level. Projected score as of 9/30/23 is 1.6.

Investor Presentation 19 Industry Partnerships That Deliver Value UTI’s relationships with more than 35 leading brands, and other industry and employer partners for both UTI and Concorde, provide unique value propositions and competitive differentiation for our schools and students.

# Overview of Preferred Shares

Investor Presentation

History

- June 2016: Coliseum Holdings purchased 700,000* shares of Series A Convertible Preferred Stock for $70 million
  - Initial 700,000 shares were convertible into 21,021,021 shares of common stock (~30:1)
  - Subject to NYSE voting and conversion caps, and certain education regulatory approval limitations
- February 2020: Stockholders approve removal of NYSE voting and conversion caps
- September 2020: Coliseum distributed all 700,000 shares to affiliates (incl. Coliseum entities) and non-affiliates
  - Affiliates received 24.9% (from 39.2%) of outstanding shares on an as-converted basis
    - > Education regulatory limitation remains; voting and conversion cap of 9.99% of outstanding shares
  - Non-Affiliates received remaining 14.3% of outstanding shares on an as-converted basis; no voting or conversion caps on an individual basis

Dividends

- 7.5% annual dividend: Currently $5.1 million paid in cash in semi-annual installments on March 31 and September 30

Conversion

- By Preferred Holders: Convertible to common at any time at the option of the holder, subject to any caps
  - Coliseum & Affiliates subject to education regulatory approval cap of 9.99%, must request removal by UTI
- By UTI: When the daily VWAP of UTI common stock is ≥$8.33 for 20 consecutive trading days (excluding trading windows closed to insiders), UTI may require conversion of any/all outstanding preferred stock into common, subject to removal of any caps

* As of September 30,2023, preferred shares outstanding totaled 675,885 following conversion by one of the preferred holders in June 2022

Note: Above is intended as a summary only and is subject in its entirety to the actual terms contained in our filings with the SEC. Additional details may be found in the Company's public filings including its 10-Ks, 8-Ks, proxy statements and the 2016 Certificate of Designations

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21 Non-GAAP Information

Investor Presentation 22 Use of Non-GAAP Financial Information This presentation contains non-GAAP (Generally Accepted Accounting Principles) financial measures, which are intended for supplemental informational purposes only, and should not be considered substitutes for the most directly comparable GAAP measures. Management chooses to disclose to investors these non-GAAP financial measures because they provide an additional analytical tool to clarify the results from operations and help to identify underlying trends. Additionally, such measures help compare the company's performance on a consistent basis across time periods. Management defines EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation, and amortization. Management defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, adjusted for stock-based compensation expense and items not considered as part of the company’s normal recurring operations. Prior year amounts have been restated to include stock-based compensation expense. Management defines adjusted net income (loss) as net income (loss), adjusted for items that affect trends in underlying performance from year to year and are not considered normal recurring operations, including the income tax effect on the adjustments utilizing the effective tax rate. Management defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered as part of the company’s normal recurring operations. Management chooses to disclose any campus adjustments as direct costs (net of any corporate allocations). Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, this includes, without limitation, acquisition-related costs for both announced and potential acquisitions, integration costs for completed acquisitions, start-up costs associated with new campus openings and other program expansion, stock-based compensation expense, costs related to the purchase of our campuses, lease accounting adjustments resulting from the purchase of our campuses and our campus consolidation efforts, intangible asset impairment charges, and payments of severance expense for the CEO transition. To obtain a complete understanding of the company's performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission (“SEC”). Because the items excluded from these non-GAAP measures are significant components in understanding and assessing UTI’s financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of UTI's operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may define and calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure across similarly titled performance measures presented by other companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides. Information reconciling forward-looking adjusted EBITDA, adjusted net (loss) income and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of forward-looking adjusted EBITDA, adjusted net (loss) income or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort.

# Adjusted EBITDA Reconciliation
## ($ in thousands)

Investor Presentation

| | Guidance Midpoint Fiscal 2024 | Actual Fiscal 2023 | Actual Fiscal 2022 |
|---|---|---|---|
| Net income (loss) | ~$36,000 | $12,322 | $25,848 |
| Interest (income) expense, net | ~4,600 | 3,795 | 1,495 |
| Income tax (benefit) expense | ~15,400 | 5,765 | (5,407) |
| Depreciation and amortization | ~30,000 | 25,215 | 16,884 |
| EBITDA | ~$86,000 | $47,097 | $38,820 |
| Acquisition-related costs[1] | – | 2,374 | 4,239 |
| Integration related costs for acquisitions[2] | ~5,500 | 4,514 | 1,691 |
| New campus & program expansion start-up costs | ~1,500 | 6,412 | 9,177 |
| Facility lease accounting adjustments[4] | – | – | (64) |
| Intangible asset impairment[5] | – | – | 2,000 |
| Stock-based compensation[6] | ~7,000 | 3,848 | 4,337 |
| Adjusted EBITDA, non-GAAP | ~$100,000 | $64,245 | $60,200 |
| FY2024 Guidance Range | $98,000-$102,000 | | |

1. Costs related to both announced and potential acquisition targets.
2. Estimated one-time expenses for the integration of acquisitions
3. Expenses for start-up costs of the new campuses in Austin, TX and Miramar, FL and the expansion of current programs into additional campuses
4. Lease accounting adjustments from our campus optimization efforts. These are primarily non-cash except for a lease termination payment related to our Orlando campus.
5. During the fourth quarter of 2022, we completed a branding study and determined that the carrying value of the MIAT trademarks and trade name exceeded its fair value and recorded an intangible asset impairment charge of $2.0 million during the year ended September 30, 2022.
6. Beginning in FY2023 UTI includes stock-based compensation in its non-GAAP add-backs to EBITDA; FY2022 has been restated above for comparison

Notes: The acquisition of MIAT closed on November 1, 2021, and Concorde closed on December 1, 2022, impacting comparability across periods;
Expected adjustments outlined for FY 2024 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown

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# Adjusted Free Cash Flow Reconciliation
## ($ in thousands)

Investor Presentation

| | Guidance Midpoint Fiscal 2024 | Actual Fiscal 2023 | Actual Fiscal 2022 |
|---|---|---|---|
| Cash flow provided by operating activities, as reported | ~$84,500 | $49,148 | $46,031 |
| Purchase of property and equipment | ~(30,000) | (56,685) | (79,450) |
| Free Cash Flow, non-GAAP | $54,500 | ($7,537) | ($33,419) |
| Campus Purchase[1] | - | 26,156 | 28,680 |
| Acquisition-related costs[2] | - | 2,347 | 3,923 |
| Integration related costs for acquisitions[3] | ~5,500 | 3,697 | 1,436 |
| Cash outflow for acquisition integration PP&E[3] | ~200 | 831 | - |
| New campus & program expansion start-up costs[4] | ~1,500 | 6,412 | 5,136 |
| Cash outflow for new campus and program expansion PP&E[4] | ~2,300 | 17,183 | 28,579 |
| Severance payments due to CEO transition[5] | - | - | 32 |
| Facility lease accounting adjustments[6] | - | - | 575 |
| Adjusted Free Cash Flow, non-GAAP | ~$64,000 | $49,089 | $34,942 |
| FY2024 Guidance Range | $62,000-$66,000 | | |

1. In February 2022 we purchased our Lisle, IL campus, and in March 2023 we purchased the three primary buildings and related land at our Orlando, FL campus.
2. Costs related to both announced and potential acquisition targets.
3. Estimated one-time expenses for the integration of acquisitions.
4. Expenses for implementation of the new campuses in Austin, TX and Miramar, FL as well as one-time expenses for the expansion of current programs into additional campuses.
5. Adjustments reflect the cash paid in accordance with previous CEO Kimberly J. McWaters's Retirement Agreement and Release of Claims, dated October 31, 2019.
6. Lease accounting adjustments from our campus optimization efforts. These are primarily non-cash except for a lease termination payment related to our Orlando campus.

Note: Expected adjustments outlined for FY 2024 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown

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